UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

U.S. EQUITY DIVIDEND AND PREMIUM FUND	Semiannual Report June 30, 2006

A portfolio that has the potential to deliver growth and income from large-cap, dividend-paying stocks, while seeking attractive cash flow through option call writing.

Goldman Sachs U.S. Equity Dividend
and Premium Fund

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Fund is also subject to the risks associated with writing (selling) call options. Writing (selling) call options may reduce, but not eliminate, the risk of owning stocks. However, it also limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. In addition, the Fund may also experience a loss on the expiration date of a call position if the value of the Fund’s portfolio securities has fallen since the purchase date of the securities by an amount greater than the premium received for the option that was sold.
The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar Fund that is not tax-managed. This is because the Investment Adviser to the Fund may choose not to make certain sales of securities that may result in taxable distributions. Of course, no assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.
IRS Circular 230 disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.
The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. The Fund may also invest in Real Estate Investment Trusts (“REITs”). REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
The Fund may make investments in derivative instruments, including, options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
What Differentiates the Goldman Sachs
U.S. Equity Dividend and Premium Fund?
The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. Its portfolio consists primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Fund looks to generate an attractive after-tax cash flow.

Goldman Sachs’ U.S. Equity Dividend and Premium Fund
Investment Process

A diversified portfolio:

■  Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■  Emphasize higher dividend-paying stocks within each industry and sector.

Call options:

■  The Fund utilizes index call writing to enhance its cash flow.

■  We use proprietary quantitative techniques, including optimization tools, a risk model, and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index.

■  A fully invested, style-consistent portfolio.

■  Attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■  The Fund seeks to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[1] [1]A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of the provisions in the Internal
Revenue Code for taxable years beginning after December 31, 2010.

PORTFOLIO RESULTS
U.S. Equity Dividend and Premium Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs U.S. Equity Dividend and Premium Fund during the six-month reporting period that ended June 30, 2006.
  Performance Review

Over the six-month period that ended June 30, 2006, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 2.66%, 2.31%, and 2.84%, respectively. These returns compare to the 2.71% and -0.72% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively, over the same time period.

During the reporting period ending June 30, 2006, we wrote monthly index call options. These call options obligate us to sell the index at a specified price, also known as the “strike price.” Some of these options expired “in the money.” This means the underlying security’s value was above the strike price and some of these options therefore required a cash payment from the Fund. However, overall these options provided additional cash flow, but limited a portion of the Fund’s participation in the stock market’s appreciation.

The Fund made a quarterly distribution of income on March 31, 2006 and June 30, 2006. The Fund’s Class A, C and Institutional Shares distributed $0.06, $0.04 and $0.07, respectively for each period.
  Market Review

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”) rose 1.7% in the fourth quarter of 2005 — the first quarter that GDP didn’t surpass 3.0% in nearly three years — the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Second quarter GDP figures have not yet been released. During the six-month period that ended June 30, 2006, the overall stock market, as measured by the S&P 500 Index, generated a modest gain, returning 2.71%. The bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned -0.72% over the same period. Inflationary pressures caused both short- and long-term bond yields to rise (and prices to fall) over that period.
  Portfolio Positioning and Highlights

As of the end of the reporting period, the Fund maintained a broadly diversified equity portfolio with 188 holdings. The Fund’s industry and sector weights were similar to those of the S&P 500 Index as of the end of the period. Within each industry, we generally favored stocks with higher dividend yields. We maintained index call options on approximately 35% of the Fund’s stock portfolio’s total value.

Writing index call options increases portfolio cash flow and reduces portfolio volatility. However, it also reduces participation in equity market appreciation. We continue to believe that a higher-dividend equity portfolio, supplemented with index call writing, offers a combination of cash flow and growth prospects that is appropriate for many investors. Accordingly, we are comfortable with the current positioning of the Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

July 17, 2006

FUND BASICS
U.S. Equity Dividend and Premium Fund
as of June 30, 2006
PERFORMANCE REVIEW

January 1, 2006–	Fund Total Return		Lehman Brothers
June 30, 2006	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	2.66%	2.71%	-0.72%
Class C	2.31	2.71	-0.72
Institutional	2.84	2.71	-0.72

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[4]

For the period ended June 30, 2006	Since Inception (8/31/05)

Class A	-1.01%
Class C	3.15
Institutional	5.09

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 6/30/06[5]

Holding	% of Net Assets	Line of Business

General Electric Co.	3.6%	Industrial Conglomerates
Citigroup, Inc.	2.8	Diversified Financials
Pfizer, Inc.	2.4	Pharmaceuticals
Bank of America Corp.	2.4	Banks
Microsoft Corp.	2.3	Software
Chevron Corp.	2.2	Oil & Gas
Exxon Mobil Corp.	2.1	Oil & Gas
International Business Machines Corp.	1.9	Computer & Peripherals

Intel Corp.	1.9	Semiconductor Equipment & Products
ConocoPhillips	1.9	Oil & Gas

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and/or liabilities.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments
June 30, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 96.3%

Aerospace & Defense – 0.4%
700	Precision Castparts Corp.	$41,832
3,050	Raytheon Co.	135,939
3,050	The Boeing Co.	249,825
1,600	United Technologies Corp.	101,472

		529,068

Air Freight & Couriers – 0.7%
10,500	United Parcel Service, Inc. Class B	864,465

Auto Components – 0.0%
100	Johnson Controls, Inc.	8,222

Automobiles – 0.9%
154,450	Ford Motor Co.	1,070,339
700	Harley-Davidson, Inc.	38,423

		1,108,762

Banks – 10.1%
60,150	Bank of America Corp.(a)	2,893,215
6,500	Bank of New York Co., Inc.	209,300
5,150	BB&T Corp.	214,188
1,900	Comerica, Inc.	98,781
20,900	Fifth Third Bancorp.	772,255
4,550	First Horizon National Corp.	182,910
34,350	National City Corp.	1,243,126
62,900	New York Community Bancorp, Inc.	1,038,479
5,150	North Fork Bancorp., Inc.	155,376
1,550	PNC Financial Services Group, Inc.	108,764
55,300	U.S. Bancorp(a)	1,707,664
34,750	Wachovia Corp.	1,879,280
35,600	Washington Mutual, Inc.	1,622,648
2,000	Wells Fargo & Co.	134,160

		12,260,146

Beverages – 1.7%
2,550	Anheuser-Busch Companies, Inc.	116,254
200	PepsiCo., Inc.	12,008
44,850	The Coca-Cola Co.	1,929,447

		2,057,709

Biotechnology – 0.8%
5,950	Amgen, Inc.*	388,119
100	Genentech, Inc.*	8,180
9,450	Gilead Sciences, Inc.*	559,062

		955,361

Building Products – 0.2%
9,100	Masco Corp.	269,724

Chemicals – 2.0%
31,450	Dow Chemical Co.	1,227,493
27,600	E.I. du Pont de Nemours & Co.(a)	1,148,160
1,100	Eastman Chemical Co.	59,400

		2,435,053

Commercial Services & Supplies – 0.9%
700	Avery Dennison Corp.	40,642
55,200	Deluxe Corp.	964,896
11,050	The ServiceMaster Co.	114,147

		1,119,685

Communications Equipment – 1.8%
5,800	Cisco Systems, Inc.*	113,274
4,150	Corning, Inc.*	100,389
22,750	Motorola, Inc.	458,412
38,100	QUALCOMM, Inc.(a)	1,526,667

		2,198,742

Computers & Peripherals – 3.2%
7,450	Apple Computer, Inc.*	425,544
34,550	Hewlett-Packard Co.(a)	1,094,544
30,650	International Business Machines Corp.(a)	2,354,533

		3,874,621

Containers & Packaging – 0.1%
1,300	Bemis Co., Inc.	39,806
1,500	Packaging Corp. of America	33,030

		72,836

Diversified Financials – 7.8%
35,600	Allied Capital Corp.	1,024,212
35,050	American Capital Strategies Ltd.	1,173,474
650	American Express Co.	34,593
794	CapitalSource, Inc.	18,627
70,250	Citigroup, Inc.(a)	3,388,860
20,100	Fidelity National Information Services, Inc.	711,540
9,600	Freddie Mac	547,296
4,650	IndyMac Bancorp, Inc.	213,203
38,900	J.P. Morgan Chase & Co.(a)	1,633,800
5,250	Morgan Stanley	331,852
3,400	Principal Financial, Inc.	189,210
50	Student Loan Corp.	10,100
15,650	TD Ameritrade Holding Corp.	231,777

		9,508,544

Diversified Telecommunications – 4.0%
53,400	AT&T, Inc.(a)	1,489,326
8,050	BellSouth Corp.	291,410
19,000	Citizens Communications Co.	247,950
1,303	Embarq Corp.*	53,389
28,050	Sprint Nextel Corp.	560,720
64,750	Verizon Communications, Inc.	2,168,477

		4,811,272

Electric Utilities – 3.3%
11,000	Ameren Corp.	555,500
22,200	Consolidated Edison, Inc.	986,568
300	Great Plains Energy, Inc.	8,358
29,900	Progress Energy, Inc.	1,281,813

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments (continued)
June 30, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Electric Utilities – (continued)
28,700	Southern Co.	$919,835
4,500	TXU Corp.	269,055

		4,021,129

Electrical Equipment – 0.6%
8,100	Emerson Electric Co.	678,861

Electronic Equipment & Instruments – 0.0%
1,250	Diebold, Inc.	50,775

Energy Equipment & Services – 2.3%
10,800	Diamond Offshore Drilling, Inc.	906,444
3,550	GlobalSantaFe Corp.	205,013
9,950	Halliburton Co.	738,389
13,600	Schlumberger Ltd.(a)	885,496

		2,735,342

Food & Drug Retailing – 1.0%
1,383	SUPERVALU, Inc.	42,458
8,000	SYSCO Corp.	244,480
14,500	Whole Foods Market, Inc.	937,280

		1,224,218

Food Products – 1.8%
34,300	ConAgra Foods, Inc.	758,373
11,850	H.J. Heinz Co.	488,457
9,100	Kraft Foods, Inc.	281,190
2,450	Pilgrim’s Pride Corp.	63,210
35,600	Sara Lee Corp.	570,312

		2,161,542

Gas Utilities – 0.3%
1,600	KeySpan Corp.	64,640
9,550	Peoples Energy Corp.	342,941

		407,581

Healthcare Equipment & Supplies – 1.3%
10,550	Baxter International, Inc.	387,818
9,100	Becton, Dickinson and Co.	556,283
3,250	Biomet, Inc.	101,692
4,451	Boston Scientific Corp.*	74,955
2,600	Hillenbrand Industries, Inc.	126,100
6,400	Medtronic, Inc.	300,288

		1,547,136

Healthcare Providers & Services – 1.4%
1,000	Aetna, Inc.	39,930
800	Cardinal Health, Inc.	51,464
25,700	HCA, Inc.	1,108,955
300	UnitedHealth Group, Inc.	13,434
6,550	WellPoint, Inc.*	476,643

		1,690,426

Hotels, Restaurants & Leisure – 1.6%
17,900	Carnival Corp.	747,146
2,850	Harrah’s Entertainment, Inc.	202,863
4,591	Host Marriott Corp. (REIT)	100,405
700	International Game Technology	26,558
13,200	McDonald’s Corp.	443,520
7,500	Starwood Hotels & Resorts Worldwide, Inc.	452,550

		1,973,042

Household Durables – 1.3%
17,750	Lancaster Colony Corp.	700,592
500	Leggett & Platt, Inc.	12,490
26,300	Newell Rubbermaid, Inc.	679,329
700	The Stanley Works	33,054
1,500	Tupperware Corp.	29,535
1,050	Whirlpool Corp.	86,783

		1,541,783

Household Products – 2.3%
20,800	Kimberly-Clark Corp.	1,283,360
27,374	Procter & Gamble Co.	1,521,994

		2,805,354

Industrial Conglomerates – 6.0%
19,000	3M Co.	1,534,630
132,150	General Electric Co.(a)	4,355,664
20,700	Honeywell International, Inc.	834,210
4,650	Reynolds American, Inc.	536,145

		7,260,649

Insurance – 2.7%
7,500	American International Group, Inc.	442,875
13,050	Arthur J. Gallagher & Co.	330,687
5,400	Fidelity National Title Group, Inc.	106,218
1,150	Hartford Financial Services Group, Inc.	97,290
6,850	Lincoln National Corp.	386,614
5,900	MetLife, Inc.	302,139
34,625	Old Republic International Corp.	739,936
5,500	Prudential Financial, Inc.	427,350
1,400	StanCorp Financial Group, Inc.	71,274
4,700	The Allstate Corp.	257,231
500	The St. Paul Travelers Cos., Inc.	22,290
900	XL Capital Ltd.	55,170

		3,239,074

Internet Software & Services – 0.4%
1,250	Google, Inc.*	524,163

IT Consulting & Services – 1.0%
6,400	Accenture Ltd.	181,248
20,300	Automatic Data Processing, Inc.	920,605
2,100	Paychex, Inc.	81,858

		1,183,711

Leisure Equipment & Products – 1.2%
1,400	Brunswick Corp.	46,550
47,800	Eastman Kodak Co.	1,136,684
16,600	Mattel, Inc.	274,066

		1,457,300

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)

Machinery – 1.7%
15,650	Caterpillar, Inc.	$1,165,612
2,050	Deere & Co.	171,154
2,150	Joy Global, Inc.	111,994
5,850	PACCAR, Inc.	481,923
4,600	Timken Co.	154,146

		2,084,829

Media – 1.8%
1,100	Catalina Marketing Corp.	31,306
13,400	Clear Channel Communications, Inc.	414,730
53,950	Regal Entertainment Group	1,096,264
19,550	The Walt Disney Co.	586,500

		2,128,800

Metals & Mining – 2.0%
11,700	Freeport-McMoRan Copper & Gold, Inc. Series B	648,297
4,700	Phelps Dodge Corp.	386,152
14,900	Southern Copper Corp.	1,328,037

		2,362,486

Multi-Utilities – 0.6%
23,450	Duke Energy Corp.	688,727

Multiline Retail – 0.8%
49,850	Saks, Inc.	806,075
2,400	Wal-Mart Stores, Inc.	115,608

		921,683

Office Electronics – 0.0%
1,700	Xerox Corp.*	23,647

Oil & Gas – 8.1%
42,000	Chevron Corp.(a)	2,606,520
35,300	ConocoPhillips	2,313,209
41,200	Exxon Mobil Corp.(a)	2,527,620
12,650	Kinder Morgan, Inc.	1,263,608
7,600	Occidental Petroleum Corp.	779,380
5,000	Valero Energy Corp.	332,600

		9,822,937

Personal Products – 0.3%
9,300	Estee Lauder Companies, Inc.	359,631

Pharmaceuticals – 7.5%
6,050	Abbott Laboratories	263,841
64,850	Bristol-Myers Squibb Co.	1,677,021
14,350	Eli Lilly & Co.	793,124
17,050	Johnson & Johnson(a)	1,021,636
50,900	Merck & Co., Inc.(a)	1,854,287
125,300	Pfizer, Inc.	2,940,791
13,100	Wyeth	581,771

		9,132,471

Real Estate – 0.8%
3,550	General Growth Properties, Inc. (REIT)	159,963
6,100	New Century Financial Corp.	279,075
5,950	Simon Property Group, Inc. (REIT)	493,493

		932,531

Road & Rail – 0.0%
300	Union Pacific Corp.	27,888

Semiconductor Equipment & Products – 3.5%
3,750	Analog Devices, Inc.	120,525
13,600	Broadcom Corp.*	408,680
122,150	Intel Corp.(a)	2,314,742
1,600	KLA-Tencor Corp.	66,512
7,800	Linear Technology Corp.	261,222
1,450	Maxim Integrated Products, Inc.	46,560
28,350	Microchip Technology, Inc.	951,142
3,900	Texas Instruments, Inc.	118,131

		4,287,514

Software – 2.3%
121,550	Microsoft Corp.(a)	2,832,115

Specialty Retail – 2.4%
2,300	Best Buy Co., Inc.	126,132
10,900	CDW Corp.	595,685
7,200	Limited Brands, Inc.	184,248
500	Lowe’s Companies, Inc.	30,335
4,900	RadioShack Corp.	68,600
40,200	Staples, Inc.	977,664
26,600	The Home Depot, Inc.	952,014

		2,934,678

Textiles & Apparel – 0.0%
600	Nike, Inc. Class B	48,600

Tobacco – 1.1%
18,550	Altria Group, Inc.	1,362,126

Trading Companies & Distributors – 0.3%
2,600	Genuine Parts Co.	108,316
4,250	MSC Industrial Direct Co., Inc.	202,173

		310,489

TOTAL COMMON STOCKS – 96.3%
(Cost $116,256,140)		$116,837,448

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments (continued)
June 30, 2006 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 3.5%

Joint Repurchase Agreement Account II
$4,300,000	5.28%	07/03/2006	$4,300,000
Maturity Value: $4,301,891
(Cost $4,300,000)

TOTAL INVESTMENTS – 99.8%
(Cost $120,556,140)			$121,137,448

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			243,087

NET ASSETS – 100.0%			$121,380,535

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is pledged as collateral for call options written.

(b)	Joint repurchase agreement was entered into on June 30, 2006. Additional information appears below.

Investment Abbreviations:
MSC	—	Mortgage Securities Corp.
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At June 30, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	68	September 2006	$4,349,960	$75,644

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2006, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $4,300,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$2,860,000,000	5.30%	07/03/2006	$2,861,263,167

Barclays Capital PLC	1,500,000,000	5.32	07/03/2006	1,500,665,000

Bear Stearns	500,000,000	5.31	07/03/2006	500,221,250

Deutsche Bank Securities, Inc.	1,000,000,000	5.20	07/03/2006	1,000,433,333

Greenwich Capital Markets	300,000,000	5.32	07/03/2006	300,133,000

J.P. Morgan Securities, Inc.	400,000,000	5.28	07/03/2006	400,176,000

Merrill Lynch	500,000,000	5.25	07/03/2006	500,218,750

Morgan Stanley & Co.	3,000,000,000	5.25	07/03/2006	3,001,312,500

UBS Securities LLC	1,050,000,000	5.25	07/03/2006	1,050,459,375

UBS Securities LLC	475,000,000	5.30	07/03/2006	475,209,792

UBS Securities LLC	400,000,000	5.34	07/03/2006	400,178,000

Wachovia Capital Markets	250,000,000	5.26	07/03/2006	250,109,583

TOTAL	$12,235,000,000			$12,240,379,750

At June 30, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 11.00%, due 07/07/2006 to 04/20/2016; Federal Home Loan Mortgage Association, 3.00% to 8.50%, due 02/01/2007 to 07/01/2036; Federal National Mortgage Association, 0.00% to 10.50%, due 02/01/2007 to 07/01/2036; and U.S. Treasury Bonds, 5.00% to 7.14%, due 11/13/2008 to 10/20/2018. The aggregate market value of the collateral, including accrued interest, was $12,492,409,737.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
WRITTEN OPTIONS — For the six months ended June 30, 2006, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2005	114	$368,006

Contracts written	666	2,097,160
Contracts expired	(461)	(1,379,515)
Contracts bought to close	(49)	(125,421)

Contracts Outstanding June 30, 2006	270	$960,230

At June 30, 2006, the Fund had outstanding written options as follows:

	Exercise	Number of
Call Options	Rate	Contracts	Expiration Month	Value

S & P 500 Index	$1260	(10)	July 2006	$(23,800)
S & P 500 Index	1280	(10)	July 2006	(10,800)
S & P 500 Index	1250	(20)	July 2006	(62,000)
S & P 500 Index	1275	(45)	July 2006	(64,350)
S & P 500 Index	1300	(15)	September 2006	(29,985)
S & P 500 Index	1275	(45)	September 2006	(148,500)
S & P 500 Index	1250	(125)	September 2006	(616,250)

(Premium Received $960,230)				$(955,685)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

Assets:

Investment in securities, at value (identified cost $120,556,140)	$121,137,448
Cash	75,526
Receivables:
Fund shares sold	920,671
Dividends and interest	233,890
Due from affiliated broker(a)	211,050
Investment securities sold	29,964
Reimbursement from adviser	27,992
Deferred offering costs	20,891
Other assets	428

Total assets	122,657,860

Liabilities:

Payables:
Options written, at value (premium received $960,230)	955,685
Amounts owed to affiliates	104,907
Fund shares repurchased	82,133
Variation margin	10,789
Income distribution	332
Accrued expenses and other liabilities	123,479

Total liabilities	1,277,325

Net Assets:

Paid-in capital	121,054,639
Accumulated undistributed net investment income	44,344
Accumulated net realized loss on investment, options and futures transactions	(379,945)
Net unrealized gain on investments, options and futures	661,497

NET ASSETS	$121,380,535

Net Assets
Class A	$94,886,131
Class C	4,272,762
Institutional	22,221,642

Shares outstanding:
Class A	9,261,774
Class C	417,391
Institutional	2,167,013

Total shares of beneficial interest outstanding, $.001 par value (unlimited shares authorized)	11,846,178

Net asset value, offering and redemption price per share:(b)
Class A	$10.24
Class C	10.24
Institutional	10.25

(a)	Represents initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the U.S. Equity Dividend and Premium Fund is $10.84. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

Investment income:

Dividends	$1,720,766
Interest	64,082

Total income	1,784,848

Expenses:

Management fees	321,728
Distribution and Service fees(a)	103,664
Transfer Agent fees(b)	73,160
Printing fees	60,538
Amortization of offering cost	59,791
Custody and accounting fees	48,822
Professional fees	27,386
Registration fees	11,475
Trustee fees	7,194
Other	12,372

Total expenses	726,130

Less — expense reductions	(168,777)

Net expenses	557,353

NET INVESTMENT INCOME	1,227,495

Realized and unrealized gain (loss) on investment, options and futures transactions:

Net realized gain (loss) from:
Investment transactions	34,748
Futures transactions	(243,133)
Written Options	537,451
Net change in unrealized gain (loss) on:
Investments	(225,544)
Futures	79,992
Written Options	(129,541)

Net realized and unrealized gain on investment, options and futures transactions	53,973

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,281,468

(a)	Class A and Class C Shares had Distribution and Service fees of $89,893 and $13,771, respectively.
(b)	Class A, Class C, and Institutional Class Shares had Transfer agent fees of $68,319, $2,616 and $2,225, respectively.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2006	Period Ended
	(Unaudited)	12/31/2005(a)

From operations:

Net investment income	$1,227,495	$311,704
Net realized gain (loss) on investment, options and futures transactions	329,066	(635,464)
Net change in unrealized gain (loss) on investments, options and futures	(275,093)	936,590

Net increase in net assets resulting from operations	1,281,468	612,830

Distributions to shareholders:

From net investment income:
Class A Shares	(973,210)	(239,672)
Class C Shares	(29,489)	(4,667)
Institutional Shares	(208,558)	(39,365)
From net realized gain:
Class A Shares	—	(65,394)
Class C Shares	—	(1,529)
Institutional Shares	—	(7,946)

Total distributions to shareholders	(1,211,257)	(358,573)

From share transactions:

Proceeds from sales of shares	82,991,201	48,851,071
Reinvestment of dividends and distributions	961,977	306,673
Cost of shares repurchased	(6,431,571)	(5,623,284)

Net increase in net assets resulting from share transactions	77,521,607	43,534,460

NET INCREASE	77,591,818	43,788,717

Net assets:

Beginning of period	43,788,717	—

End of period	$121,380,535	$43,788,717

Accumulated undistributed net investment income	$44,344	$28,106

(a)	U.S. Equity Dividend and Premium Fund commenced operations on August 31, 2005.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Notes to Financial Statements
June 30, 2006 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Fund”), which commenced operations on August 31, 2005. The Fund is a diversified portfolio offering three classes of shares — Class A, Class C and Institutional.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.
D. Offering Costs — Offering costs paid in connection with the offering of shares of the U.S. Equity Dividend and Premium Fund are amortized on a straight-line basis over 12 months from the date of the commencement of operations.
E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, as a tax return of capital.
F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
G. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate or physically move liquid assets, on the books of its custodian or to respective counterparties, with a current value equal to or greater than the market value of the corresponding transactions.
H. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.
I. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss from the sale of the underlying security, and the option is extinguished. When a written option is exercised, the Fund realizes a gain or loss on the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

3. AGREEMENTS
GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual rate of 0.75% on the first $1 billion, 0.68% over $1 billion to $2 billion and 0.65% over $2 billion of the Fund’s average daily net assets.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2006, GSAM reimbursed approximately $169,000.
     In addition, GSAM has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2006, custody fees were reduced by approximately $600.
     The Trust, on behalf the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class A and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class C Shares.
     Goldman Sachs serves as Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charges. During the period ended June 30, 2006, Goldman Sachs has advised the Fund that it retained approximately $15,600 from Class A, and did not retain any amounts from Class C Shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A and Class C Shares and 0.04% of the average daily net assets for Institutional Shares.
     At June 30, 2006, the amounts owed to affiliates were approximately $68,800, $21,200 and $15,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended June 30, 2006, were $73,956,545 and $649,109, respectively. For the six months ended June 30, 2006, Goldman Sachs earned approximately $8,000 of brokerage commissions from portfolio transactions, including futures transactions, and written options executed on behalf of the Fund.
5. LINE OF CREDIT FACILITY
The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2006, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)
6. TAX INFORMATION
At June 30, 2006, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal tax purposes was as follows:

Tax Cost	$120,763,363

Gross unrealized gain	4,545,692
Gross unrealized loss	(4,171,607)

Net unrealized security gain	$374,085

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.
7. OTHER MATTERS
Legal Proceedings —
Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Fund.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

8. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	For the Period Ended
	June 30, 2006		For the Period Ended
	(Unaudited)		December 31, 2005(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,861,150	$60,460,830	3,878,456	$39,054,754
Reinvestment of dividends and distributions	75,813	785,898	26,195	266,863
Shares repurchased	(538,503)	(5,605,554)	(41,337)	(425,087)

	5,398,460	55,641,174	3,863,314	38,896,530

Class C Shares
Shares sold	324,096	3,342,378	104,166	1,045,073
Reinvestment of dividends and distributions	803	8,303	1	9
Shares repurchased	(9,705)	(100,239)	(1,970)	(20,234)

	315,194	3,250,442	102,197	1,024,848

Institutional Shares
Shares sold	1,846,872	19,187,993	874,728	8,751,244
Reinvestment of dividends and distributions	16,201	167,776	3,916	39,801
Shares repurchased	(70,554)	(725,778)	(504,150)	(5,177,963)

	1,792,519	18,629,991	374,494	3,613,082

NET INCREASE	7,506,173	$77,521,607	4,340,005	$43,534,460

(a)	Commencement date of operations for the U.S. Equity Dividend and Premium Fund was August 31, 2005 for all share classes.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2006 - A	$10.09	$0.14	$0.13	$0.27	$(0.12)	$—	$(0.12)
2006 - C	10.09	0.10	0.13	0.23	(0.08)	—	(0.08)
2006 - Institutional	10.10	0.16	0.13	0.29	(0.14)	—	(0.14)
FOR THE PERIOD ENDED DECEMBER 31,

2005 - A (commenced August 31, 2005)	10.00	0.13	0.07	0.20	(0.09)	(0.02)	(0.11)
2005 - C (commenced August 31, 2005)	10.00	0.12	0.06	0.18	(0.07)	(0.02)	(0.09)
2005 - Institutional (commenced August 31, 2005)	10.00	0.13	0.09	0.22	(0.10)	(0.02)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income to		total expenses		income		Portfolio
at end of	Total	period	to average		average		to average		to average		turnover
period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.24	2.66%	$94,886	1.24	%(c)	2.84	%(c)	1.63	%(c)	2.45	%(c)	1%
10.24	2.31	4,273	1.99	(c)	2.01	(c)	2.39	(c)	1.61	(c)	1
10.25	2.84	22,222	0.84	(c)	3.22	(c)	1.24	(c)	2.83	(c)	1

10.09	2.02	38,977	1.24	(c)	3.98	(c)	2.61	(c)	2.61	(c)	21
10.09	1.82	1,031	1.99	(c)	3.65	(c)	3.20	(c)	2.43	(c)	21
10.10	2.19	3,781	0.82	(c)	3.76	(c)	3.25	(c)	1.33	(c)	21

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY AND DIVIDEND PREMIUM FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
       The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s management fee arrangements; (b) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed specified levels; (c) the Investment Adviser’s potential economies of scale and the breakpoints approved in 2005 for the fees payable by the Fund under the Management Agreement; (d) the relative expense level of the Fund; (e) information on the advisory fees charged by the Investment Adviser to institutional accounts; (f) the Investment Adviser’s profitability with respect to the Trust and the Fund; (g) the quality of the non-advisory services provided to the Fund; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) an evaluation of the Trustees’ contract review process provided by an outside third party; and (j) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing expense comparisons for the Fund.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (g) the terms of the Management Agreement; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers including the custodian and fund accounting agent; and (i) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered again the Fund’s investment performance, fees and expenses and the breakpoints in the contractual fee rates under the Management Agreement that were approved in 2005.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid on brokerage transactions, the Investment Adviser’s receipt of research

GOLDMAN SACHS U.S. EQUITY AND DIVIDEND PREMIUM FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to the Fund’s portfolio turnover rate, revenue sharing by the Investment Adviser, portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and these other mutual funds were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to the Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that are provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed of the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Fund’s portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Fund and the Investment Adviser. The Trustees reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of the Fund’s quality and risk profile. In addition, the Trustees considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees also noted that the Fund had commenced operations on August 31, 2005 and, therefore, had less than one-year of investment performance. The Trustees believed that the Fund was providing acceptable performance in light of its investment policies.
     The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered

GOLDMAN SACHS U.S. EQUITY AND DIVIDEND PREMIUM FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense ranking of the Fund. The analyses provided a comparison of the Fund’s management fee to relevant peer group and category universe, and an expense analysis which compared the Fund’s expenses to a peer group and a category universe. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to a peer group and median. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Fund’s total expense ratios (excluding certain expenses) to a specified level.
     The Board of Trustees also considered the breakpoints in the contractual fee rate under the Management Agreement for the Fund that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

U.S. Equity
Dividend and
Premium Fund

Up to $1 billion	0.75%
Next $1 billion	0.68
Over $2 billion	0.65

     In approving these fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the projected amount of assets in the Fund and the fee comparison that had been provided. At the Annual Contract Meeting in 2006, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates, as well as information comparing the fee rates charged by the Investment Adviser with the fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy not to obtain third party non-broker research based on the Fund’s brokerage transactions. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules, and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s

GOLDMAN SACHS U.S. EQUITY AND DIVIDEND PREMIUM FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
 Fund Expenses (Unaudited) — Period Ended June 30, 2006

As a shareholder of Class A, Class C or Institutional Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund

				Expenses Paid for the
	Beginning Account	Ending Account Value		6 months ended
Share Class	Value 1/01/06	6/30/06		6/30/06*

Class A
Actual	$1,000.00	$1,026.60		$6.23
Hypothetical 5% return	1,000.00	1,018.65	+	6.21

Class C
Actual	1,000.00	1,023.10		9.98
Hypothetical 5% return	1,000.00	1,014.93	+	9.94

Institutional
Actual	1,000.00	1,028.40		4.22
Hypothetical 5% return	1,000.00	1,020.63	+	4.21

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional

U.S. Equity Dividend and Premium	1.24%	1.99%	0.84%

+	Hypothetical expenses are based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $582.1 billion in assets under management as of March 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free
Municipal Fund
▪  New York Intermediate AMT-Free
Municipal Fund
▪ Tennessee Municipal Fund	▪ Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund

Specialty Funds[3] ▪  Real Estate Securities Fund
▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed
Equity Fund[2] ▪ Tollkeeper FundSM	Domestic Equity Funds
▪  Structured U.S. Equity Fund[2] ▪  Structured Large Cap Value Fund[2] ▪  Structured Large Cap Growth Fund[2] ▪  Growth and Income Fund
▪  Large Cap Value Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Research Select FundSM
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund[2] ▪  Small Cap Value Fund

International Equity Funds
▪  Structured International
Equity Fund[2] ▪  International Equity Fund
▪  European Equity Fund
▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Emerging Markets Equity Fund
▪  Asia Equity Fund[2] Asset Allocation Funds[3] ▪  Asset Allocation Portfolios
▪ Balanced Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Research Select FundSM and Tollkeeper FundSM are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1236	USEQDIVSAR / 2.5K / 08-06

ITEM 2.	CODE OF ETHICS. — Not applicable to the Semi-Annual Report for the period ended June 30, 2006

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. — Not applicable to the Semi-Annual Report for the period ended June 30, 2006

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. — Not applicable to the Semi-Annual Report for the period ended June 30, 2006

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 31, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	August 31, 2006